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                                                                      EXHIBIT 32

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Local Financial Corporation (the "Company") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

         (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Dated this 14th day of November 2003.

                                                    LOCAL FINANCIAL CORPORATION
                                                    ("Company")

                                                    /s/ Edward A. Townsend
                                                    -------------------------
                                                    Edward A. Townsend
                                                    Chief Executive Officer

                                                    /s/ Richard L. Park
                                                    -------------------------
                                                    Richard L. Park
                                                    Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Local Financial Corporation and will be retained by Local Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.